UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2005

Alpha Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

406 West Main Street, Abingdon, Virginia		24210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	276-619-4410

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On May 10, 2005, Alpha Natural Resources, Inc. (the "Company") held a webcast conference call to discuss its financial results for the first quarter ended March 31, 2005. During the conference call, the Company's third-party webcast vendor experienced technical problems that prevented some people from being able to access the live webcast. The transcript of the conference call is attached hereto as Exhibit 99.1. The transcript contains certain non-GAAP financial measures, such as EBITDA. As required by Securities and Exchange Commission Regulation G, a reconciliation of these measures to figures reported in the Company's consolidated financial statements is attached hereto as Exhibit 99.2.

This Current Report on Form 8-K and the conference call transcript and related reconciliation of non-GAAP measures attached hereto are being furnished by the Company pursuant to Item 2.02 "Results of Operations and Financial Condition." In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 Transcript of Conference Call on May 10, 2005
Exhibit 99.2 Reconciliation of Non-GAAP Financial Measures

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

May 11, 2005	By:	Vaughn R. Groves

Name: Vaughn R. Groves
Title: Vice President, Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Transcript of Conference Call on May 10, 2005
99.2	Reconciliation of Non-GAAP Financial Measures